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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         -------------------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 20, 2001

                         ENBRIDGE ENERGY PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    DELAWARE                      1-10934                         39-1715850
(STATE OR OTHER             (COMMISSION FILE NO.)             (I.R.S. EMPLOYER
  JURISDICTION)                                              IDENTIFICATION NO.)


                1100 LOUISIANA, SUITE 2900, HOUSTON, TEXAS 77002
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 650-8900


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ITEM 5.  OTHER EVENTS

         Enbridge Energy Partners, L.P., a Delaware limited partnership (the "Registrant"), entered into an Underwriting Agreement, dated November 20, 2001 (the "Underwriting Agreement"), among the Registrant, Enbridge Energy, Limited Partnership, a Delaware limited partnership, Enbridge Energy Company, Inc., a Delaware corporation and the general partner of the Registrant, and the Underwriters named therein in connection with the Registrant's public offering of up to 2,587,500 Class A Common Units (including an over-allotment option to purchase 337,500 Class A Common Units). This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement of the Registrant on Form S-3 (Reg. No. 333-59758).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

Exhibit No.          Description

   1.1 Underwriting Agreement, dated November 20, 2001, among the Registrant, Enbridge Energy, Limited Partnership, Enbridge Energy Company, Inc. and the Underwriters named therein.

   5.1 Opinion of Fulbright & Jaworski L.L.P. as to the legality of the securities.

  23.1               Consent of Fulbright & Jaworski L.L.P. (included in
                     Exhibit 5.1)


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               ENBRIDGE ENERGY PARTNERS, L.P.
                               (Registrant)

                                By: Enbridge Energy Company, Inc.
                                    as General Partner


                                    /s/ JODY L. BALKO
                                    --------------------------------------------
                                    Jody L. Balko
                                    Chief Accountant
                                    (Principal Financial and Accounting Officer)


Date: November 20, 2000



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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

   1.1 Underwriting Agreement, dated November 20, 2001, among the Registrant, Enbridge Energy, Limited Partnership, Enbridge Energy Company, Inc. and the Underwriters named therein.

   5.1 Opinion of Fulbright & Jaworski L.L.P. as to the legality of the securities.

  23.1            Consent of Fulbright & Jaworski L.L.P. (included in
                  Exhibit 5.1)